Exhibit 10.3

                           PATENT ASSIGNMENT AGREEMENT

         This Patent Assignment Agreement (this "Agreement") is entered into as of ___________________, 2004 (the "Effective Date"), by and between
ParkerVision, Inc., a corporation organized in the state of Florida ("Assignor"), and Thomson Licensing, S.A., a corporation organized in France ("Assignee").

                                    RECITALS

         WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement, dated February 25, 2004 (the "Purchase Agreement"); and

         WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to irrevocably transfer and assign to Assignee all of its right, title and interest, on a worldwide basis, in, to and under certain patents and patent applications as set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2.       ASSIGNMENT

         2.1 Patent Assets. Assignor hereby irrevocably sells, transfers, conveys, assigns and delivers all of its right, title and interest of every kind and character throughout the world, including all reissues, continuations, divisonals in, to and under the Patent Assets (including, without limitation, the patents and patent applications set forth in Exhibit A hereto) to the full extent of its ownership or interest therein, including, without limitation, all rights and causes of action for infringement or misappropriation (past, present or future) of any Patent Asset, all rights to apply for or register any of the foregoing, and any and all other rights and interests arising out of, in connection with or in relation to the Patent Assets. At Closing, Seller shall execute and deliver to Patent Purchaser a confirmatory assignment covering each applicable Patent Asset for filing with the United States Patent and Trademark Office in the form attached hereto as Exhibit B (such form, the "Confirmatory Assignment").

         2.2 Further Actions. Upon Assignee's request, Assignor will promptly take such other actions as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in, to and under the Patent Assets, and Assignee shall pay for Assignor's actual and reasonable expenses and costs. Such actions shall include, without limitation, the prompt execution and delivery of documents in recordable form (including the prompt execution and delivery of additional Confirmatory Assignments) and the provision of documents and information useful or necessary for Assignee or its affiliates, designees or agents to file, prosecute or maintain any registration or application for any Patent Asset, or pursue or defend any administrative, court, or other legal proceeding involving any of the Patent Assets.

         2.3 Later Acquired or Enlarged Rights. In the event that Assignor hereafter acquires, by agreement, operation of law or otherwise, ownership or other additional or greater interest in the Patent Assets than that assigned


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

hereunder, such later-acquired rights will automatically be subject to this Agreement such that such rights are assigned to Assignee hereunder as if Assignor had possessed them on the Effective Date.

         2.4 Appointment. In the event that Assignee is unable, after reasonable notice to Assignor, for any reason whatsoever, to secure Assignor's signature to any document that is reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Patent Assets, Assignor hereby irrevocably designates and appoints Assignee and its duly authorized officers and agents as Assignor's agents and attorneys-in-fact, to act for and on its behalf and instead of Assignor, to execute and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section 2 with the same legal force and effect as if executed by Assignor.

3. MISCELLANEOUS Sections 12.1 through 12.16 of the Purchase Agreement are hereby incorporated herein by this reference; provided that (i) references to "Agreement," "hereto," "hereunder," and similar references in such sections shall pertain to this Agreement; (ii) the Purchase Agreement (for the avoidance of doubt) shall be considered a Transaction Agreement; (iii) references to "Seller" shall be deemed to be Assignor and (iv) references to "Purchasers" shall be deemed to be Assignee.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

ASSIGNOR                                   ASSIGNEE

By:                                        By:
   ----------------------------               ---------------------------

Name (Print):                              Name (Print):
             ------------------                         -----------------

Title:                                     Title:
      -------------------------                  ------------------------




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

                                    EXHIBIT A

                              CERTAIN PATENT ASSETS

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------
TITLE OF PATENT/PATENT                            DATE        APPLICATION SERIAL
APPLICATION                      PATENT NUMBER    ISSUED      NUMBER                APPLICATION COUNTRY   FILING DATE
-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

                                    EXHIBIT B

                         CONFIRMATORY PATENT ASSIGNMENT

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

                                   ASSIGNMENT

WHEREAS, ParkerVision, Inc., a corporation organized in the state of Florida, with offices at 8493 Baymeadows Way, Jacksonville, Florida 32256 ("ASSIGNOR") owns certain patent applications and/or registrations, as set forth in
Attachment 1 attached hereto and incorporated herein by this reference ("PATENTS"); and

WHEREAS, Thomson Licensing, S.A., a corporation organized in France, with offices at 46, Quai Alphonse LeGallo, 92100 Boulogne-Billancourt, France ("ASSIGNEE"), desires to acquire all of the right, title and interest of ASSIGNOR in, to and under the PATENTS;

WHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Patent Assignment Agreement, dated _______________, 2004, assigning, among other things, all right, title and interest in and to the PATENTS from ASSIGNOR to ASSIGNEE;

NOW, THEREFORE, for good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR hereby sells, transfers, conveys, assigns and delivers all of its right, title and interest of every kind and character throughout the world in, to and under the PATENTS to the full extent of its ownership or interest therein, including, without limitation, all rights and causes of action for infringement or misappropriation (past, present or future) of any PATENT, all rights to apply for or register any of the foregoing, and any and all other rights and interests arising out of, in connection with or in relation to the PATENTS.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this ____ day of ___________, 2004.

By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------



STATE OF _______________                    )
                                            ) ss.
COUNTY OF _____________                     )

On _______________________, 200_, before me, the undersigned notary public in and for said County and State, personally appeared __________________,


                  ____  personally known to me [or]
                  ____  proved to me on the basis of satisfactory evidence


to be the person(s) whose name(s) __________________ subscribed to the within instrument and acknowledged to me that __________________ executed the same in ____________________ authorized capacity(ies) and that, by _______________
signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.

                                        ________________________________
                                        My commission expires on


                                        ________________________________

                                  ATTACHMENT 1

                                     PATENTS

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------
TITLE OF PATENT/PATENT                            DATE        APPLICATION SERIAL
APPLICATION                      PATENT NUMBER    ISSUED      NUMBER                APPLICATION COUNTRY   FILING DATE
-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------

-------------------------------- ---------------- ----------- --------------------- --------------------- ------------






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